AMENDMENT TO LOAN AGREEMENT
                          ---------------------------

     THIS AMENDMENT is made this 29th day of October, 1999, by and between STEIN MART, INC. (the "Borrower"), a Florida corporation, BANK OF AMERICA, N.A., successor to NationsBank, N.A., successor to Barnett Bank, N.A. ("Bank of America"), SUNTRUST BANK, NORTH FLORIDA, N.A. ("SunTrust") and BANK OF AMERICA, N.A., successor to NationsBank, N.A., successor to Barnett Bank, N.A. (in such capacity, and for so long as it shall serve in such capacity hereunder, the "Agent"), as Agent for Bank of America and SunTrust. Bank of America and SunTrust are collectively referred to herein as, the "Lenders".

                                    Recitals
                                    --------
     The Borrower, the Lenders and the Agent entered into a Loan Agreement (as amended from time to time, the "Loan Agreement") dated August 25, 1998, pursuant to which the Lenders have provided a credit facility to the Borrower. The parties wish to amend the Loan Agreement in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:


     1. Section 1.04 of the Loan Agreement is hereby amended so that, from and after the date hereof, such section shall read as follows:

     1.04 Letters of Credit. Bank of America hereby establishes a letter of credit facility in an amount not to exceed $5,000,000.00 for the issuance of standby and commercial letters of credit (the "Letters of Credit"). From time to time prior to June 30, 2001, Bank of America, upon the Borrower s request, may issue Letters of Credit. The parties hereto acknowledge that SunTrust will not participate in the issuance of Letters of Credit hereunder. The Borrower shall give Bank of America at least one business day's notice prior to requesting the issuance of any Letter of Credit, and shall, with such request, fill out an application in form acceptable to Bank of America and execute such terms, conditions and reimbursement agreements (each, a "Reimbursement Agreement") concerning such Letter of Credit as Bank of America may require. The amount available under the letter of credit facility shall be reduced by the face amount of outstanding Letters of Credit (together with the amount of drafts under Letters of Credit no longer outstanding for which Bank of America has not been reimbursed). No Letter of Credit shall be issued which could be drawn on after the expiration of the Revolving Period. In the event of a draw on a Letter of Credit, an advance under the Revolving Notes or, if advances are available thereunder, under the Seasonal Notes, shall be made to the extent that amounts are then available for borrowing under such notes to reimburse Bank of America for such draw. If any draw is made under any Letter of Credit after the expiration of the Revolving Period or if funds are not then available for advances under such notes, the Borrower shall immediately upon demand reimburse Bank of America for the amount of the draw together with interest thereon and such other amounts as may be due under any applicable Reimbursement Agreement. As to any Letter of Credit issued, the Borrower agrees to pay Bank of America upon demand any applicable fees quoted by Bank of America on or before the issuance of the Letter of Credit, including, without limitation, issuance fees and negotiation fees. Bank of America shall not in any event be required to issue a Letter of Credit after the occurrence of a Default or Event of Default hereunder.

     2. The Loan Agreement is hereby amended so that, from and after the date hereof, all references therein to "Barnett" shall mean Bank of America, N.A.

     3. The Borrower certifies that as of the date hereof: (a) all of its representations and warranties in the Loan Agreement are true and correct as if made on the date hereof; and (b) no Default or Event of Default has occurred under the Loan Agreement. The Loan Agreement shall continue in full force and effect except as modified herein.

        DATED the day and year first above written.

                                              STEIN MART, INC.

                                              By: /s/ James G. Delfs
                                              ----------------------------------
                                              Its: Senior Vice President - CFO
                                              ----------------------------------

                                              BANK OF AMERICA, N.A.,
                                              as agent

                                              By:/s/ Susan Delgado
                                              ----------------------------------
                                              Its: Vice-President
                                              ----------------------------------

                                              BANK OF AMERICA, N.A.

                                              By:/s/ Susan Delgado
                                              ----------------------------------
                                              Its: Vice-President
                                              ----------------------------------

                                              SUNTRUST BANK, NORTH FLORIDA, N.A.

                                              By:/s/ C. William Buchholz
                                              ----------------------------------
                                              Its: First Vice-President
                                              ----------------------------------

                                    CONSENT
                                    -------
     The undersigned has executed a Guaranty of Payment (the "Guaranty") dated August 25, 1998, pursuant to which it has guaranteed certain obligations of Stein Mart, Inc. (the "Borrower") to Bank of America, N.A., successor to NationsBank, N.A., successor to Barnett Bank, N.A. ("Bank of America") and SunTrust Bank, North Florida, N.A. ("SunTrust"). Bank of America and SunTrust are collectively referred to herein as the "Lenders." The undersigned hereby consents to the Borrower s execution of an Amendment to Loan Agreement (the "Amendment") of even date herewith by and between the Borrower and the Lenders. The undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall not be discharged or otherwise impaired as a result of the Borrower s execution of the Amendment.

        Dated as of October 29th, 1999.


                                                  STEIN MART BUYING CORP.

                                                  By:/s/ James G. Delfs
                                                  ------------------------------
                                                  Its: Senior Vice President-CFO
                                                  ------------------------------
ACCEPTED:

BANK OF AMERICA, N.A.,
as agent for Lenders


By:/s/ Susan Delgado
--------------------
Its: Vice-President
--------------------

                             OFFICER'S CERTIFICATE
                             ---------------------

     The undersigned certifies to Bank of America, N.A. and SunTrust Bank, North

Florida, N.A. that:

     1. The  undersigned is currently  serving as Secretary of Stein Mart Buying

Corp. (the "Company"), a Florida corporation.

     2. On the date of this  Certificate,  the persons below are duly  qualified and acting  officers  of the  Company.  Each such  officer  was duly  elected or appointed as an officer by the directors of the Company.  The signature opposite the name of each such officer is his authentic signature.

      Name                        Title                    Signature
      ----                        -----                    ---------
James G. Delfs          Senior Vice President-CFO    /s/ James G. Delfs
-------------------     -------------------------    ------------------

     3. The Company s Board of Directors or Executive Committee has duly adopted the resolutions  attached hereto as Exhibit "A." Such  resolutions have not been amended or rescinded as of the date of this Certificate.

        Dated this 29th day of October, 1999.


                                                 Signature:/s/ James G. Delfs
                                                 -------------------------------
                                                 Print Name: James G. Delfs
                                                 -------------------------------

                                  EXHIBIT "A"

                                  RESOLUTIONS
                                  -----------

     WHEREAS, Stein Mart, Inc. (the "Company"), Bank of America, N.A., successor to NationsBank, N.A., successor to Barnett Bank, N.A. ("Bank of America") and SunTrust Bank, North Florida, N.A. ("SunTrust") (Bank of America and SunTrust being collectively referred to herein as, the "Lenders") have entered into that certain loan agreement (as amended or restated from time to time, the "Loan Agreement") dated August 25, 1998, pursuant to which the Lenders have provided certain credit facilities to the Company; and

     WHEREAS, the Company has requested that the Lenders amend the terms of the Loan Agreement;

     RESOLVED, that the Company's officers, and each of them, be and they are hereby authorized and directed to execute and deliver such loan documents as are necessary to amend the Loan Agreement on such terms and conditions as are acceptable to such officers, or any of them;

     FURTHER RESOLVED, that the Company's officers, or any of them, are hereby authorized and directed to deliver to the Lenders such corporate papers, certificates and other papers and documents as may be necessary or proper in order to consummate the transactions authorized in this and preceding resolutions; and,

     FURTHER RESOLVED, that the execution by the Company's officers, or any of them, of any documents or instruments authorized by the foregoing resolutions or any document or instrument executed in the accomplishment of any action or actions authorized or the execution of any amendment or modification of any such document or instrument shall be deemed to be conclusive approval thereof by this Company and the binding act and obligation of this Company.

                             OFFICER'S CERTIFICATE
                             ---------------------

     The undersigned certifies to Bank of America, N.A. and SunTrust Bank, North

Florida, N.A. that:

     1. The  undersigned is currently  serving as Secretary of Stein Mart,  Inc.

(the "Company"), a Florida corporation.

     2. On the date of this  Certificate,  the persons below are duly  qualified and acting  officers  of the  Company.  Each such  officer  was duly  elected or appointed as an officer by the directors of the Company.  The signature opposite the name of each such officer is his authentic signature.

     Name                          Title                        Signature
    -----                          -----                        ---------
James G. Delfs            Senior Vice President-CFO        /s/ James G. Delfs
-------------------      --------------------------        ---------------------

     3. The Company's Board of Directors or Executive Committee has duly adopted the resolutions  attached hereto as Exhibit "A." Such  resolutions have not been amended or rescinded as of the date of this Certificate.


        Dated this 29th  day of October, 1999.


                                                Signature:  /s/ James G. Delfs
                                                --------------------------------
                                                Print Name: James G. Delfs
                                                --------------------------------

                                   EXHIBIT "A"

                                   RESOLUTIONS
                                   -----------


     WHEREAS, Stein Mart Buying Corp. (the "Company") has previously executed a Guaranty of Payment (as amended or restated from time to time, the "Guaranty"), dated August 25, 1998, pursuant to which the Company has guaranteed certain obligations of Stein Mart, Inc. (the "Borrower") to Bank of America, N.A., successor to NationsBank, N.A., successor to Barnett Bank, N.A. ("Bank of America") and SunTrust Bank, North Florida, N.A. ("SunTrust"), as more particularly described in the Guaranty; and

     WHEREAS, the Borrower is this day entering into an amendment (the "Amendment") to that certain loan agreement (as amended or restated from time to time, the "Loan Agreement"), dated August 25, 1998, entered into between the Borrower, Bank of America and SunTrust;

     RESOLVED, that Stein Mart Buying Corp. (the "Company") hereby consents to the execution of the Amendment between the Borrower, Bank of America and SunTrust;

     FURTHER RESOLVED, that the Company's officers, and each of them, be and they are hereby authorized and directed to execute and deliver such consents and such other documents as are necessary to consummate the transactions described in the preceding paragraph on behalf of the Company and such other instruments or written obligations that may be required by Bank of America or SunTrust in connection with the execution of the Amendment containing such terms and conditions as are acceptable to such officers, or any of them;

     FURTHER RESOLVED, that the Company's officers, or any of them, are hereby authorized and directed to deliver to Bank of America and SunTrust such corporate papers, certificates and other papers and documents as may be necessary or proper in order to consummate the transactions authorized in this and preceding resolutions; and,

     FURTHER RESOLVED, that the execution by the Company's officers, or any of them, of any documents or instruments authorized by the foregoing resolutions or any document or instrument executed in the accomplishment of any action or actions authorized or the execution of any amendment or modification of any such document or instrument shall be deemed to be conclusive approval thereof by this Company and the binding act and obligation of this Company.